UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K/A

(Amendment No. 3)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2016

Colony Starwood Homes

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-36163 (Commission File Number)	80-6260391 (IRS Employer Identification No.)

8665 East Hartford Drive Scottsdale, AZ (Address of principal	85255 (Zip Code)
executive offices)

Registrant’s telephone number,
including area code:
(480) 362-9760

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is being filed as an amendment to the Form 8-K/A of Colony Starwood Homes filed with the U.S. Securities and Exchange Commission on March 25, 2016 (the “Amended Form 8-K/A”) for the purpose of amending the Consolidated Financial Statements as of December 31, 2015 and 2014 and for each of the years ended December 31, 2015, 2014 and 2013, included in Exhibit 99.1, to reflect Colony American Finance, LLC as a discontinued operation.

Item 9.01.	Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired

The audited consolidated financial statements of Colony American Homes, Inc. as of December 31, 2015 and 2014 and for each of the years ended December 31, 2015, 2014 and 2013 filed herewith and attached hereto as Exhibit 99.1 are incorporated by reference.

(d)  Exhibits

23.1	Consent of Ernst & Young LLP, independent registered public accounting firm for Colony American Homes, Inc.
99.1	The audited consolidated financial statements of Colony American Homes, Inc. as of December 31, 2015 and 2014 and for each of the years ended December 31, 2015, 2014 and 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONY STARWOOD HOMES
Dated: October 11, 2016	By:	/s/ Ryan A. Berry
	Name:	Ryan A. Berry
	Title:	Executive Vice President, General Counsel and Secretary

Exhibit Index

23.1	Consent of Ernst & Young LLP, independent registered public accounting firm for Colony American Homes, Inc.
99.1	The audited consolidated financial statements of Colony American Homes, Inc. as of December 31, 2015 and 2014 and for each of the years ended December 31, 2015, 2014 and 2013.